EXHIBIT 1.1


                                   $75,000,000

                                ENGLE HOMES, INC.

                             % Senior Notes due 2008

                             UNDERWRITING AGREEMENT

                                                              January   , 1998

SALOMON BROTHERS INC
Seven World Trade Center
New York, New York 10048

Dear Sirs:

         Engle Homes, Inc., a Florida corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell $75,000,000 aggregate principal amount of its % Senior Notes due 2008 (the "Notes") to Salomon Brothers Inc (the "Underwriter"). The Notes will be guaranteed (the "Guarantees"), on a joint and several basis, by all of the Company's subsidiaries which are signatories hereto (the "Guarantors"). The Notes and the Guarantees are collectively referred to herein as the "Securities." The Securities will be issued pursuant to the provisions of an Indenture to be dated as of January , 1998 (the "Indenture") among the Company, the Guarantors and American Stock Transfer & Trust Company, as Trustee (the "Trustee"). Concurrently with the issuance and sale of the Securities contemplated hereby (the "Notes Offering"), the Company is offering 2,700,000 shares of Common Stock (the "Equity Offering") by means of a separate prospectus. The consummation of the Notes Offering and the consummation of the Equity Offering are not conditioned on each other.

         The Company and the Guarantors wish to confirm as follows their agreement with you in connection with the purchase of the Securities by you.

         1. REGISTRATION STATEMENT AND PROSPECTUS. The Company and the Guarantors have prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder


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(collectively, the "Act"), a registration statement on Form S-2 File No.
333-40741 under the Act (the "registration statement"), including a prospectus subject to completion relating to the Securities. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Securities may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. If the Company elects to rely on Rule 434 under the Act, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the terms sheet contemplated by Rule 434, taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the Act (the "Rule 434 Prospectus"). If the Company has filed or files another registration statement with the Commission to register a portion of the Securities pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to include the Registration Statement on Form S-2 (File No. 333-40741) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Act. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act. As used herein, the


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                                      -3-


term "Incorporated Documents" means the documents which are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

         2. AGREEMENT TO SELL AND PURCHASE. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to you and, upon the basis of the representations, warranties and agreements of the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, you agree to purchase from the Company, at a purchase price of % of the principal amount thereof, $75,000,000 aggregate principal amount of Securities.

         3. TERMS OF PUBLIC OFFERING. The Company has been advised by you that you propose to make a public offering of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Securities upon the terms set forth in the Prospectus.

         4. DELIVERY OF THE SECURITIES AND PAYMENT THEREFOR. Delivery to you of and payment for the Securities shall be made at the office of Salomon Brothers Inc, Seven World Trade Center, New York, NY 10048, at 10:00 A.M., New York City time, on January , 1998 (the "Closing Date"). The place of closing for the Securities and the Closing Date may be varied by agreement between you and the Company.

         The Securities will be delivered to you against payment of the purchase price therefor in immediately available funds by wire transfer to the Company's account specified in writing to you by the Company and registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. The Securities to be delivered to you shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.

         5. AGREEMENTS OF THE COMPANY AND THE GUARANTORS. The Company and each of the Guarantors, jointly and severally, agree with the Underwriter as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared ef-


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                                      -4-


         fective before the offering of the Securities may commence, the Company and the Guarantors will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

                  (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph
         (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                  (c) The Company will furnish to you, without charge (i) two signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhib-


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                                      -5-


         its, as you may request, (iii) such number of copies of the Indenture and of the Incorporated Documents, without exhibits, as you may request, and (iv) two copies of the exhibits to the Incorporated Documents.

                  (d) The Company and the Guarantors will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

                  (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by you and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriter a prospectus is required by the Act to be delivered in connection with sales by the Underwriter or any dealer, the Company will expeditiously deliver to the Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company and each of the Guarantors consent to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Securities are offered by the Underwriter and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by the Underwriter or any dealer. If during such period of time any event shall occur that in the judgment of the Company or in the reasonable opinion of counsel for the Underwriter is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of para-


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                                      -6-


         graph (d) above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriter and dealers a reasonable number of copies thereof. In the event that the Company and you agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (g) The Company and the Guarantors will cooperate with you and with counsel for the Underwriter in connection with the registration or qualification of the Securities for offering and sale by the Underwriter and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company or any Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, or to taxation in any jurisdiction where it is not now so subject.

                  (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                  (i) During the period of three years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission, and
         (ii) from time to time such other information concerning the Company as you may reasonably request.

                  (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by you because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the condi-


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                                      -7-


         tions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriter) incurred by you in connection herewith.

                  (k) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus.

                  (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE GUARANTORS. The Company and each of the Guarantors, jointly and severally, represent and warrant to you that:

                  (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

                  (b) The Company and the Guarantors have reasonable grounds to believe that they meet all of the requirements for using Form S-2 under the Act. The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with (i) information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein, or (ii) the Trustee's Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act").


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                  (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (d) The execution and delivery of, and the performance by the Company and each of the Guarantors of their respective obligations under this Agreement have been duly and validly authorized by the Company and each of the Guarantors, as the case may be, and this Agreement has been duly executed and delivered by the Company and each of the Guarantors and constitutes the valid and legally binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by general equitable principles, and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or other applicable laws or public policy.

                  (e) The Indenture has been duly and validly authorized by the Company and each of the Guarantors and, upon its execution and delivery by the Company and each of the Guarantors and assuming due execution and delivery by the Trustee, will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles; and has been (or will have been) duly qualified under the 1939 Act and conforms to the description thereof in the Registration Statement and the Prospectus.

                  (f) The Securities have been duly authorized by the Company and each of the Guarantors and, when executed by the Company and each of the Guarantors and authenticated by the Trustee in accordance with the Indenture and deliv-


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                                      -9-


         ered to you against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company and each of the Guarantors entitled to the benefits of the Indenture and enforceable against the Company and each of the Guarantors in accordance with their terms, except as enforcement thereof may be limited by (1) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and the Securities will conform to the description thereof in the Registration Statement and the Prospectus.

                  (g) The authorized and outstanding capital stock of the Company is as set forth under the captions "Capitalization" and "Description of Capital Stock" in the Prospectus.

                  (h) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Florida with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

                  (i) All of the Company's subsidiaries (collectively, the "Subsidiaries") are listed in an exhibit to the Company's Annual Report on Form 10-K which is incorporated by reference into the Registration Statement. Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, ex-


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         cept where the failure so to register or qualify does not have a
         Material Adverse Effect; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

                  (j) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act or the Exchange Act.

                  (k) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, other than any such violations or defaults that have not had and will not have, individually or in the aggregate, a Material Adverse Effect.

                  (l) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement and the Indenture by the Company and the Guarantors, nor the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby
         (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body,


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         administrative agency or other governmental body, agency or official
         (except such as may be required for the registration of the Securities under the Act and the Exchange Act, qualification of the Indenture under the 1939 Act, and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or
         (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, other than any such conflicts, breaches, defaults or violations that have not had and will not have a Material Adverse Efect, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                  (m) The accountants, BDO Seidman, LLP, who have certified the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

                  (n) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and shareholders' equity and cash flows of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical informa-


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                                      -12-


         tion and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

                  (o) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any material change in the capital stock or material increase, on a consolidated basis, in the short-term debt or long-term debt, of the Company and the Subsidiaries taken as a whole, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries taken as a whole (a "Material Adverse Change").

                  (p) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement, and except for other encumbrances including purchase money liens entered into in the ordinary course of business which are not required to be described in the Registration Statement, and all the property described in the Prospectus as being held under lease by the Company or any Subsidiary is held by it under valid, subsisting and enforceable leases.

                  (q) None of the Company and the Guarantors have distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Prepricing Prospec-tus, the Prospectus or other materials, if any, permitted by the Act.

                  (r) The Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus, except such permits as may be necessary for the development and construction on specific properties or where the failure to have any such permits has not had and will not have a Material Adverse Effect; the Company and each of the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus and except to the extent that any such revocation or termination would not have a Material Adverse Effect; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries except such restrictions that will not have a Material Adverse Effect.

                  (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (t) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regula-


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                                      -14-


         tion, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (u) The Company and each of the Subsidiaries have filed all tax returns required to be filed under applicable law, which returns are complete and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                  (v) Except as described in the Registration Statement, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

                  (w) The Company and the Subsidiaries own all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned or possessed by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

                  (x) The Company has complied with all provisions of Florida Statutes, ss.517.075, relating to issuers doing business with Cuba.

         7. INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of
         Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriter furnished in writing to the Company by the Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph
         (a) with respect to any Prepricing Prospectus shall not inure to the benefit of the Underwriter (or to the benefit of the person controlling the Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by the Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the Underwriter in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company or the Guarantors may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against the Underwriter or any person controlling the Underwriter in respect of which indemnity may be sought against the Company and the Guarantors, the Underwriter or such controlling person shall promptly notify the Company and the Guarantors and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Underwriter or such controlling person and one or more of the Company and the Guarantors and the Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company or the Guarantors party thereto by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriter or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Underwriter and all such controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Salomon Brothers Inc, and that all such fees and expenses shall be reimbursed as they are incurred. The Company and the Guarantors shall not be liable for any settlement of any such action, suit or proceeding effected without the Company's written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company and the Guarantors agree to indemnify and hold harmless the Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) The Underwriter agrees to indemnify and hold harmless the Company, the Guarantors, their directors, their officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Underwriter, but only with respect to information relating to the Underwriter furnished in writing by the Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, the Guarantors, any of their directors, any such officer, or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supple-ment thereto, and in respect of which indemnity may be sought against the Underwriter pursuant to this paragraph (c), the Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriter's expense), and the Company, the Guarantors, their directors, any such officer, and any such controlling person, shall have the rights and duties given to the Underwriter by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriter may otherwise have.

                  (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriter on the other hand from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Guarantors on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information sup-plied by the Company and the Guarantors on the one hand or by the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company, the Guarantors and the Underwriter agree that it would not be just and equitable if contribution pursuant to this
         Section 7 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this
         Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price of the Securities underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Guarantors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, the Company, the Guarantors, their directors or officers or any person controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Underwriter or any person controlling the Underwriter, or to the Company, the Guarantors, their directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
         Section 7.

         8. CONDITIONS OF UNDERWRITER'S OBLIGATION. The obligation of the Underwriter to purchase the Securities hereunder is subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the Prospectus, which in your opinion would materially adversely affect the market for the Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriter and its counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, materially adversely affect the market for the Securities.

                  (c) You shall have received on the Closing Date, an opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., Miami, Florida, counsel for the Company, dated the Closing Date and addressed to you to the effect that:

                           (i) The Company is a corporation duly incorporated
                  and validly existing in good standing under the laws of the State of Florida with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto);

                           (ii) Each of the Subsidiaries is a corporation
                  validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned of record by the Company directly, or indirectly through one of the other Subsidiaries, and to such counsel's knowledge, free and clear of any perfected security interest, or, to the knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim or other encumbrance;

                           (iii) The authorized and outstanding capital stock of
                  the Company was as set forth under the captions "Capitalization--Actual" in the Prospectus and as of the applicable date indicated therein and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

                           (iv) The Company and each Guarantor has corporate
                  power and authority to enter into this Agreement and to issue, sell and deliver the Securities to the Underwriter as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and is a valid, legal and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities or other applicable laws or principles of public policy and subject to the qualification that the enforceability of the Company's and each Guarantor's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (v) The Indenture has been duly and validly
                  authorized, executed and delivered by the Company and each of the Guarantors and, assuming due execution and delivery by the Trustee, is a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles, and has been duly qualified under the 1939 Act;

                           (vi) The Securities have been duly and validly
                  authorized and executed by the Company and each of the Guarantors and, assuming due authentication of the Securities by the Trustee in accordance with the Indenture, upon delivery to the Underwriter against payment therefor in accordance with the terms hereof, will have been validly issued and delivered, and will constitute valid and binding obligations of the Company and each of the Guarantors entitled to the benefits of the Indenture and enforceable against the

                  Company and each of the Guarantors in accordance with their terms and the Indenture except as enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                           (vii) Based solely on telephonic advice from the
                  Commission, the Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                           (viii) Neither the Company nor any of the
                  Subsidiaries is (A) in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or (B) to the knowledge of such counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus, other than any such violations or defaults that have not had and will not have, individually or in the aggregate, a Material Adverse Effect;

                           (ix) Neither the offer, sale or delivery of the
                  Securities, the execution, delivery or performance of this Agreement and the Indenture, compliance by the Company and the Guarantors with the provisions hereof and thereof, nor consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to the Registration Statement or to any Incorporated Docu-ment, or other material agreements known to such counsel after reasonable inquiry, or (B) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor (C) will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws and all applicable rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD")), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company, the Subsidiaries or any of their respective properties, except, in each case, as has not had and will not have a Material Adverse Effect;

                           (x) No consent, approval, authorization or other
                  order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company or the Guarantors (except (A) as have been obtained under the Act, the Exchange Act and the 1939 Act, and (B) as may be required under state securities or Blue Sky laws and the rules and regulations of the NASD, as to which such counsel need not express any opinion) for the valid issuance and sale of the Securities to the Underwriter as contemplated by this Agreement;

                           (xi) The Registration Statement and the Prospectus
                  and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion), when filed with the Commission under the Exchange Act, complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

                           (xii) The statements in the Registration Statement
                  and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

                           (xiii) To the knowledge of such counsel after
                  reasonable inquiry, (A) other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be;

                           (xiv) To the knowledge of such counsel after
                  reasonable inquiry, neither the Company nor any of the Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, other than any such violations that have not had and are not reasonably expected to have a Material Adverse Effect;

                           (xv) Although counsel has not undertaken, except as
                  otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact re-quired to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document or the Trustee's Statement of Eligibility on Form T-1).

                  In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of Florida or the State of New York, provided that (1) each such local counsel is acceptable to the Underwriter, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Underwriter and is, in form and substance satisfactory to the Underwriter and its counsel, and (3) such counsel shall state in their opinion that they believe that they and the Underwriter are justified in relying thereon. In rendering such opinion, such counsel may rely, to the extent they deem proper, as to matters of fact upon certificates of officers of the Company and of government officials, provided that a copy of any such certificate is delivered to the Underwriter.

                  (d) You shall have received on the Closing Date, an opinion of Kerry Safier, Esq., corporate counsel for the Company, dated the Closing Date and addressed to you to the effect that:

                           (i) The Company and each of the Subsidiaries has full
                  corporate power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure to so have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a Material Adverse Effect, to own their respective properties and to conduct their respective businesses as now being conducted, as described in the Prospectus; and the Company and each of the Subsidiaries are duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect;

                           (ii) Except as disclosed in the Prospectus, the
                  Company owns of record, directly or indirectly, all the outstanding shares of capital stock of each of the Subsidiaries free and clear of any lien, adverse claim, security interest, equity, or other encumbrance;

                           (iii) The Company and the Subsidiaries own all
                  patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and such counsel is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing;

                           (iv) Neither the Company nor any of the Subsidiaries
                  is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries; and

                           (v) Except as described in the Prospectus, there is
                  no holder of any security of the Company or the Guarantors or any other person who has the right, contractual or otherwise, to cause the Company or the Guarantors to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Securities or the right to have any Common Stock or other securities of the Company or the Guarantors included in the registration statement or the right, as a result of the filing of the registration statement, to require registration under the Act of any shares of

                  Common Stock or other securities of the Company or the Guarantors.

                  (e) You shall have received on the Closing Date an opinion of Cahill Gordon & Reindel (a partnership including a professional corporation), New York, New York, counsel for the Underwriter, dated the Closing Date and addressed to you with respect to the matters referred to in clauses (iv) (assuming due authorization), (v) (assuming due authorization), (vi) (assuming due authorization) (vii), (xi), and
         (xv) of the foregoing paragraph (c) and such other related matters as you may request.

                  (f) You shall have received letters addressed to you and dated the date hereof and the Closing Date from BDO Seidman, LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

                  (g) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company or the Guarantors nor any material increase in the short-term or long-term debt of the Company and the Guarantors on a consolidated basis (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or Supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any Material Adverse Change; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company and the Guarantors (or such other officers as are acceptable to you), to the effect set forth in this Section 8(g) and in Section 8(h) hereof.

                  (h) The Company and the Guarantors shall not have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (i) There shall not have been any announcement by any "nationally recognized statistical rating organization", as defined for purposes of Rule 436(g) under the Act, that (i) it is downgrading its rating assigned to any debt securities of the Company, or (ii) it is reviewing its rating assigned to any debt securities of the Company with a view to possible downgrading, or with negative implications, or direction not determined.

                  (j) The Company and the Guarantors shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

         Any certificate or document signed by any officer of the Company or the Guarantors and delivered to you or to counsel for the Underwriter, each in connection with the purchase and sale of Securities hereunder shall be deemed a representation and warranty by the Company or the Guarantors to the Underwriter as to the statements made therein.

         9. EXPENSES. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing (or reproduction), and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, each amendment or supplement to any of them, this Agreement, the Indenture and the Statement of Eligibility and Qualification of the Trustee; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing (or reproduction), execution and delivery of the Indenture and the preparation, printing, authentication, issuance and delivery of the Securities, including any stamp taxes in connection with the original issuance of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriter relating to the preparation, printing (or reproduction), and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vi) the filing fees in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (vii) the fees and expenses of the Trustee; (viii) the fees and expenses associated with obtaining ratings for the Securities from nationally recognized statistical rating organizations; (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; and (x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

         10. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Securities may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by the Underwriter, by notifying the Company.

         Any notice under this Section 10 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of the Underwriter to the Company or the Guarantors by notice to the Company, if prior to the Closing Date (i) trading in the Common Stock of the Company shall be suspended or subject to any restriction or limitation not in effect on the date of this Agreement; (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (iii) a general moratorium on commercial banking activities in New York or Florida shall have been declared by either federal or state authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Securities on the terms set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Securities by the Underwriter. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         12. INFORMATION FURNISHED BY THE UNDERWRITER. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the second and fifth under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriter through you as such information is referred to in Sections 6(b) and 7 hereof.

         13. MISCELLANEOUS. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company or the Guarantors, at the office of the Company at 123 N.W. 13th Street, Boca Raton, Florida 33432,
Attention: David Shapiro, Vice-President - Finance, with a copy to Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., 1221 Brickell Avenue, Miami, Florida 33131, Attention: Brian J. Walsh, Esq.; or (ii) if to the Underwriter at Seven World Trade Center, New York, New York 10048, Attention: Manager, Investment Banking Division.

         This Agreement has been and is made solely for the benefit of the Underwriter, the Company, the Guarantors, their directors and officers, and the other controlling persons re-ferred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriter of any of the Securities in his status as such purchaser.

         14. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and the Underwriter.

                                       Very truly yours,

                                       ENGLE HOMES, INC.
                                       BANYAN TRAILS, INC.
                                       ENGLE HOMES/ARIZONA, INC.
                                       ENGLE HOMES/ATLANTA, INC.
                                       ENGLE HOMES/BROWARD, INC.
                                       ENGLE HOMES/COLORADO, INC.
                                       ENGLE HOMES/GULF COAST, INC.
                                       ENGLE HOMES/LAKE BERNADETTE, INC.
                                       ENGLE HOMES/NORTH CAROLINA, INC.
                                       ENGLE HOMES/ORLANDO, INC.
                                       ENGLE HOMES/PALM BEACH, INC.
                                       ENGLE HOMES/PEMBROKE, INC.
                                       ENGLE HOMES/SOUTHWEST FLORIDA, INC.
                                       ENGLE HOMES/TEXAS, INC.
                                       ENGLE HOMES/VIRGINIA, INC.
                                       GREENLEAF HOMES, INC.
                                       PEMBROKE FALLS REALTY, INC.
                                       PREFERRED BUILDERS REALTY, INC.
                                       PREFERRED HOME MORTGAGE COMPANY
                                       ST. TROPEZ AT BOCA GOLF, INC.
                                       UNIVERSAL LAND TITLE, INC.
                                       ENGLE HOMES/ARIZONA CONSTRUCTION, INC.
                                       UNIVERSAL LAND TITLE OF COLORADO, INC.

                                       By
                                          --------------------------------
                                            Name:
                                            Title:

Confirmed as of the date first
above mentioned.

SALOMON BROTHERS INC

By
  ---------------------------------
      Name:
      Title: